UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 28, 2015

Carter Validus Mission Critical REIT II, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4890 West Kennedy Blvd.

Suite 650

Tampa, Florida 33609

(Address of principal executive offices)

(813) 287-0101

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amendment to Dealer Manager Agreement

On December 29, 2015, Carter Validus Mission Critical REIT II, Inc. (the “Company”) entered into an amendment (the “Second Amendment”) to the Amended and Restated Dealer Manager Agreement (as amended and renewed, the “Dealer Manager Agreement”), by and among the Company, Carter Validus Advisors II, LLC (the “Advisor”) and SC Distributors, LLC (the “Dealer Manager”), dated June 10, 2014. The purpose of the Second Amendment, which is attached as Exhibit 1.1 hereto, is to revise certain terms of the distribution and servicing fee payable in connection with Class T shares.

Pursuant to the terms of the Second Amendment, the Company’s obligations to pay the distribution and servicing fee to the Dealer Manager in connection with Class T shares sold in the primary offering will survive until the earliest to occur of (i) a listing of the Company’s Class T shares on a national securities exchange; (ii) following the completion of the Company’s offering, total underwriting in the offering equaling 10% of the gross proceeds from the Company’s primary offering; (iii) such Class T shares no longer being outstanding; or (iv) the fourth anniversary of the last day of the fiscal quarter in which the Company’s primary offering terminates.

The material terms of the Second Amendment are qualified in their entirety by the Second Amendment filed as Exhibit 1.1 to this Current Report on Form 8-K, and incorporated herein by reference.

First Amendment to Partnership Agreement

On December 28, 2015, the Company entered into an amendment (the “First Amendment”) to the Amended and Restated Limited Partnership Agreement of Carter Validus Operating Partnership II, LP (the “Partnership Agreement”), by and between the Company, which holds both general partner and limited partner interests in Carter Validus Operating Partnership II, LP, and the Advisor, which holds a special limited partner interest in Carter Validus Operating Partnership II, LP. The purpose of the First Amendment, which is attached as Exhibit 10.1 hereto, is to revise the amount of special fees borne by holders of Class T limited partnership units (“Class T OP Units”).

Pursuant to the terms of the First Amendment, the holders of Class T OP Units (other than Class T OP Units issued in connection with Class T shares purchased through the Company’s distribution reinvestment plan), will receive a 1.0% annual distribution and servicing fee for each Class T OP Unit, to the extent not otherwise borne by the Company as the general partner.

The material terms of the First Amendment are qualified in their entirety by the First Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Second Amendment to the Amended and Restated Dealer Manager Agreement, dated December 29, 2015.

10.1	First Amendment to the Amended and Restated Limited Partnership Agreement of Carter Validus Operating Partnership II, LP, dated December 28, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carter Validus Mission Critical REIT II, Inc.

Dated: December 30, 2015	By:	/s/ Todd M. Sakow
	Name:	Todd M. Sakow
	Title:	Chief Financial Officer